UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2025

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2025, Oramed Pharmaceuticals Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders, the Company’s stockholders approved an amendment of the Company’s Amended and Restated 2019 Stock Incentive Plan, as amended (the ” Amended and Restated 2019 Plan”), to increase the aggregate number of shares of common stock, par value $0.012 per share, of the Company (“Common Stock”) authorized for issuance under the Amended and Restated 2019 Plan by 2,000,000 shares of Common Stock to 9,500,000 shares of Common Stock. The amendment to the Amended and Restated 2019 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the Amended and Restated 2019 Plan in accordance with the terms and conditions thereunder. A detailed summary of the amendment to the Amended and Restated 2019 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 16, 2025 (the “Proxy Statement”) under the caption “Proposal 3: Amendment to Incentive Plan,” which summary is incorporated herein by reference. The full text of the amendment to the Amended and Restated 2019 Plan is attached as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 19, 2025, the Company held its 2025 Annual Meeting of Stockholders. The final voting results at the 2025 Annual Meeting of Stockholders are set forth below.

Proposal No. 1 - Re-election of Directors.

The stockholders re-elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Dr. Daniel Aghion	13,045,437	163,976	1,192,536	6,384,104

Dr. Miriam Kidron	13,031,039	1,333,997	36,913	6,384,104

Nadav Kidron	12,989,716	1,375,014	37,219	6,384,104

Dr. Arie Mayer	12,994,256	215,059	1,192,634	6,384,104

Yehuda Reznick	13,036,242	172,951	1,192,756	6,384,104

Leonard Sank	12,888,223	320,710	1,193,016	6,384,104

Benjamin Shapiro	12,456,964	753,720	1,191,265	6,384,104

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm for the 2025 Fiscal Year.

The stockholders ratified the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the 2025 fiscal year. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
19,408,725	1,359,336	17,992	0

Proposal No. 3 – Approval of an Amendment to the Company’s Amended and Restated 2019 Stock Incentive Plan.

The stockholders approved an amendment to the Company’s Amended and Restated 2019 Stock Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
12,254,197	2,106,100	41,652	6,384,104

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

August 21, 2025

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